Advisory Research Global Value Fund (ADVWX)
A series of Investment Managers Series Trust

Supplement dated March 24, 2016,
To the Summary Prospectus dated March 1, 2016

Notice to Existing Shareholders of Advisory Research Global Value Fund (the “Fund”):

Effective March 31, 2016, Jonathan Brodsky no longer serves as a portfolio manager for the Fund. Drew Edwards, Marco P. Priani, Matthew K. Swaim, James M. Langer and Bruce M. Zessar will continue as portfolio managers. Accordingly, all references to Mr. Brodsky are deleted in their entirety.

Please file this Supplement with your records.